UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 1, 2023

Date of Report

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Adams Drive, Suite 1308

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on May 22, 2023, CohBar, Inc., a Delaware corporation (“CohBar”), Morphogenesis, Inc., a Delaware corporation (“Morphogenesis”), and Chimera MergeCo, Inc., a Delaware corporation and wholly owned subsidiary of CohBar (“Merger Sub”), entered into an Agreement and Plan of Merger (as amended by the First Amendment thereto dated as of August 28, 2023, the “Merger Agreement”), which provided that, among other things, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub would merge with and into Morphogenesis, with Morphogenesis surviving as a wholly owned subsidiary of CohBar (the “Merger”). The Merger Agreement is filed as Annex A to CohBar’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on September 12, 2023 (the “Proxy Statement/Prospectus”). The material terms of the Merger Agreement were described in the section titled “The Merger Agreement” of the Proxy Statement/Prospectus and are incorporated by reference herein.

In connection with the Merger Agreement, CohBar filed an initial listing application for the common stock of the combined company to be listed on The Nasdaq Capital Market (“Nasdaq”). It is a condition of the closing of the Merger under the Merger Agreement that the initial listing application with Nasdaq shall have been approved by Nasdaq. On October 30, 2023, CohBar and Morphogenesis received oral guidance from Nasdaq on the initial listing application indicating that the structure proposed by the parties would not receive approval. As a result, CohBar and Morphogenesis proceeded to discuss the oral guidance from Nasdaq over the course of October 30 and 31, 2023. As of October 31, 2023, CohBar had not received approval of the initial listing application from Nasdaq.

On October 31, 2023, the board of directors of CohBar, in consultation with management and after careful consideration, determined that there was not a viable path forward to consummate the Merger primarily due to the oral guidance received from Nasdaq. On November 1, 2023, CohBar received a termination notice from Morphogenesis pursuant to Section 8.1(b) of the Merger Agreement, effective November 1, 2023, and the Merger Agreement was terminated in accordance with its terms. Section 8.1(b) of the Merger Agreement provides that the Merger Agreement may be terminated by CohBar or Morphogenesis if the Merger has not been consummated by October 31, 2023.

CohBar intends to commence the process of liquidating and dissolving itself in accordance with its organizational documents and applicable law. As of September 30, 2023, CohBar had cash, cash equivalents and investments of approximately $9.1 million (unaudited) and accrued liabilities of approximately $1.5 million (unaudited). Due to anticipated but as yet unquantifiable expenses associated with the liquidation and dissolution process, an estimate of the amounts expected to be available to return to CohBar’s public stockholders, if any, cannot be provided at this time.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on CohBar’s current beliefs, expectations and assumptions regarding the future of CohBar’s business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of forward-looking statements contained in this Current Report on Form 8-K include statements concerning our intention to commence the process of liquidating and dissolving, our anticipated but as yet unquantifiable expenses associated with the liquidation and dissolution process and our inability to provide an estimate of the amounts expected to be available to return to CohBar’s public stockholders, if any. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include: risks associated with our ability to commence the liquidation and dissolution of CohBar, risks related to our ability to correctly estimate expenses associated with the termination of the Merger Agreement or the liquidation and dissolution of CohBar, unexpected costs, charges or expenses resulting from the termination of the Merger Agreement or the liquidation and dissolution of CohBar, as well as uncertainties regarding the impact any delay in the liquidation and dissolution process would have on the cash resources of CohBar and other events and unanticipated spending and costs that could reduce CohBar’s cash resources, risks associated with any potential litigation resulting from the termination of the Merger Agreement or the liquidation and dissolution of CohBar and additional risks described in the “Risk Factors” section of CohBar’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 and the Proxy Statement/Prospectus. Additional assumptions, risks and uncertainties are described in detail in CohBar’s registration statements, reports and other filings with the SEC and applicable Canadian authorities, which are available on CohBar’s website, and at www.sec.gov or www.sedar.com.

You are cautioned that such statements are not guarantees of future performance and that CohBar’s actual results may differ materially from those set forth in the forward-looking statements. The forward-looking statements and other information contained in this Current Report on Form 8-K are made as of the date hereof and CohBar does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.

Date: November 1, 2023	By:	/s/ Jeffrey F. Biunno
	Name:	Jeffrey F. Biunno
	Title:	Chief Financial Officer

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